(ICON)

Prudential Special Money Market Fund, Inc.--
Money Market Series

Semi-Annual Report

December 31, 1999

(LOGO)

A Message from the Fund's President                            February 3, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
I am pleased to report that Prudential Special Money Market Fund--Money Market Series maintained a stable $1 net asset value and provided a competitive yield during the six-month period that ended on December 31, 1999. On that date, its seven-day current yield was 5.41%, above the 5.15% for the average money market fund as measured by IBC Financial Data.

The Fund took advantage of good buying opportunities that emerged as money market yields climbed. This trend toward higher yields occurred as the Federal Reserve tightened monetary policy to slow U.S. economic growth. There were also attractively priced money market securities available as some companies rushed to complete their year-end borrowing early. This was done to avoid complications that might have occurred if computers malfunctioned when changing their internal dates from 1999 to 2000.

The following report takes a closer look at developments in the money markets during our fiscal half year, and explains how the Fund was positioned accordingly.

High-quality investments to help reduce risk
Having a conservative, high-quality investment alternative, such as a money market fund, made good sense for most investors amid the highly volatile conditions in financial markets during 1999. Indeed, most investors should have a money market fund. For any of life's unexpected events, it is comforting to have quick access to your money and an investment vehicle that provides safety of principal and liquidity.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Special Money Market Fund, Inc.--Money Market Series

Performance Review
-------------------------------------------------------------------------------
(PHOTOS)

Team Portfolio managers Joseph
Tully (Money Market [Sector] Team
Leader) and Robert Browne

Investment Goals and Style
Prudential Special Money Market Fund, Inc.--Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, and major corporations and commercial banks of the United States and foreign countries. Maturities can range from one day to a maximum of 13 months. There can be no assurance that the Fund will achieve its investment objective.

The Fed tried to rein in U.S. economic growth
Shortly after the Fund's six-month reporting period began in July 1999, there was renewed concern that the U.S. economy continued to grow rapidly enough to ignite higher inflation. Even though inflationary pressures remained relatively tame in 1999, investors were still wary because of the tight job market and rising oil prices. The Federal Reserve had recently hiked its main short-term interest rate to slow the economic expansion and reduce economic imbalances that could lead to mounting inflation. However, some investors believed the Fed would soon have to act again.

They did not have long to wait. On August 24, 1999, the Fed raised its federal funds rate (what U.S. banks charge each other for overnight loans) by another quarter of a percentage point to 5.25%. Investors had driven money market yields higher in anticipation of this second change in monetary policy, and yields continued to rise after the Fed moved. We took advantage of this trend by locking in attractive yields on securities of banks and corporations maturing in 13 months. Our purchases caused the Fund's weighted average maturity (WAM) to lengthen in August and September. (WAM is a measurement tool that determines a fund's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held by a fund.)

Y2K computer anxieties created buying opportunities
Repeated changes in U.S. monetary policy were just one of the concerns that affected money markets in the second half of 1999. Corporate treasurers, among others, wanted to minimize any risk that computers might malfunction at the end of the year when they tried to switch their internal dates from 1999 to 2000. Accordingly, some banks and corporations rushed to complete their year-end borrowing early. For example, in the summer of 1999, they began to issue an unusually large amount of money market securities with interest rates that adjusted periodically, based on London Interbank Offered Rates. (LIBORs are widely quoted money market yields.) These securities provided unusually attractive yield spreads in order to entice investors. We took advantage of this buying opportunity, increasing adjustable-rate securities to nearly 40% of the Fund's total investments in late 1999--up from roughly 30% earlier in the year. These inexpensively priced adjustable-rate securities should help the Fund to be advantageously positioned heading into 2000.

We jumped the gun
We also prepared the Fund to accommodate normal year-end shareholder liquidity needs and any additional withdrawals that might occur due to potential year 2000 computer difficulties. In October, we purchased securities that matured at the end of 1999 so the Fund could have enough cash on hand at that potentially volatile time of year. In hindsight, we should have waited until early December. The Federal Reserve had hiked the federal funds rate by another quarter of a percentage point to 5.50% in mid-November. As a result, money market yields were much higher in early December than in October, and securities maturing at the end of the year were priced more attractively.

Nevertheless, in December 1999, we were able to buy attractively priced securities maturing in February and March 2000. These purchases enhanced the Fund's yield and allowed us to avoid having to invest during the lower-interest-rate environment that typically occurs in early January.

Performance at a Glance

Fund Facts              As of 12/31/99

                                          7-Day          Net Asset    Weighted Avg.    Net Assets
                                      Current Yield     Value (NAV)  Maturity (WAM)    (Millions)
Special Money Market Fund, Inc.--         5.41%            $1.00        49 Days           $309
Money Market Series

IBC Financial Data Money
Fund (General Purpose) Avg.*              5.15%            $1.00        53 Days            N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the IBC Money Fund (General Purpose--Taxable 1st & 2nd Tier) Average category as of December 28, 1999, the closest date to the end of our reporting period.


Money Fund Yield Comparison
(GRAPH)
                                       1

Review Cont'd.
-------------------------------------------------------------------------------

Transition from 1999 to 2000 proceeded smoothly
As it turned out, the financial markets did not experience any major computer problems as the year changed, and few glitches arose elsewhere. Corporations and financial companies had spent heavily to correct any potential computer problems. More importantly, both the Fed and the U.S. Treasury had taken steps to ensure that banks, thrifts, and credit unions in the United States would have access to extra liquidity, if needed, at the end of 1999. As the year-end pressures quickly subsided, we reduced the Fund's cash position.

Looking Ahead
We expect more short-term rate hikes
Continued heavy spending by consumers and a strong domestic labor market have heightened the risk of rising inflation in the U.S. economy. Therefore, we expect the Fed to tighten monetary policy on more than one occasion in 2000.


Weighted Average Maturity Compared to the Average Money Market Fund

                            (GRAPH)

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual fund 24 hours a day through our website and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Portfolio of Investments as of     PRUDENTIALSPECIAL MONEY MARKET FUND, INC.
December 31, 1999 (Unaudited)      MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)              Description                    Value (Note 1)
------------------------------------------------------------
Bank Notes--14.2%
                American Express Centurion Bank
   $1,000       5.13%, 1/3/00(a)                    $  1,000,000
    2,000       6.43875%, 1/10/00(a)                   2,000,000
                Comerica Bank
    4,000       6.36125%, 1/13/00(a)                   3,998,848
                First Bank National Associates
    2,500       6.4825%, 1/19/00(a)                    2,500,508
                First Union National Bank
    3,000       6.015%, 3/10/00(a)                     3,000,000
   12,400       6.27%, 11/13/00(a)                    12,414,879
                Key Bank N.A.
    5,000       5.125%, 3/24/00                        4,998,855
    4,000       6.23625%, 7/17/00(a)                   4,001,598
                National City Bank of Cleveland
    4,200       6.65625%, 1/10/00(a)                   4,203,743
                Northern Trust Company Bank
    6,000       5.10%, 2/22/00                         5,999,671
                                                    ------------
                                                      44,118,102
------------------------------------------------------------
Certificates Of Deposit - Domestic--8.4%
                Chase Manhattan Bank
   10,000       5.365%, 5/22/00                        9,997,757
                Royal Bank of Canada
    5,000       4.97%, 2/4/00                          4,999,820
                Toronto Dominion
    6,000       5.00%, 2/4/00                          5,999,457
    5,000       5.02%, 2/4/00                          4,999,865
                                                    ------------
                                                      25,996,899
------------------------------------------------------------
Certificates Of Deposit - Yankee--4.9%
                Credit Communal De Belgique S.A.
   10,000       6.06%, 1/31/00                        10,000,000
                Deutsche Bank
    5,000       4.98%, 2/2/00                          4,999,873
                                                    ------------
                                                      14,999,873
Commercial Paper--38.8%
                Alliance & Leicester PLC
  $10,000       5.87%, 2/28/00                      $  9,905,428
                Associates First Capital Corp.
    4,600       6.40%, 1/31/00                         4,575,467
                BankAmerica Corp.
    3,000       6.5213%, 3/29/00(a)                    3,002,937
                Barton Capital Corp.
   10,000       6.20%, 1/20/00                         9,967,278
                Blue Ridge Asset Funding
    5,000       7.00%, 1/5/00                          4,996,111
    5,000       6.70%, 2/11/00                         4,961,847
                Coca-Cola Enterprises, Inc.
      504       6.50%, 1/28/00                           501,543
                Cregem North America Inc.
      538       6.03%, 3/13/00                           531,512
                Finova Capital Corp.
    5,000       6.25%, 3/10/00                         4,940,104
                Forrestal Funding Master Trust
      950       6.15%, 3/10/00                           938,802
                Gannett Inc.
    2,800       6.60%, 1/26/00                         2,787,167
                General Electric Capital Corp.
    4,200       6.40%, 1/31/00                         4,177,600
                General Electric Capital
                   International Funding
   10,400       5.97%, 3/10/00                        10,280,999
                General Motors Acceptance Corp.
   10,595       5.88%, 2/10/00                        10,525,779
                GTE Funding, Inc.
    5,000       6.50%, 2/3/00                          4,970,208
                Int'l Nederlanden U.S. Funding
                   Corp
    4,700       5.895%, 3/20/00                        4,639,200
                MCI Worldcom Inc.
    1,750       6.15%, 1/19/00                         1,744,619
                Morgan Stanley Group, Inc.
    3,203       5.98%, 2/25/00                         3,173,737
                Nationwide Building Society
    8,156       6.00%, 2/4/00                          8,109,783
                Nordbanken North America, Inc.
    3,398       5.85%, 2/7/00                          3,377,570

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of     PRUDENTIALSPECIAL MONEY MARKET FUND, INC.
December 31, 1999 (Unaudited)      MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)              Description                    Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
                PNC Funding Corp.
   $3,000       6.20%, 1/31/00                      $  2,984,500
    2,000       5.93%, 2/18/00                         1,984,187
   10,000       5.91%, 2/22/00                         9,914,633
                Thunder Bay Funding Inc.
    2,928       6.21%, 1/21/00                         2,917,898
                Unifunding Inc.
   $4,007       5.50%, 1/7/00                          4,003,327
                                                    ------------
                                                     119,912,236
------------------------------------------------------------
Other Corporate Obligations--32.3%
                Associates Corp. of North America
    8,100       6.4103%, 1/31/00(a)                    8,097,211
    1,900       6.00%, 3/15/00                         1,901,489
                Bank One Corp.
    3,000       6.15375%, 2/22/00(a)                   3,000,000
    3,300       6.18%, 3/13/00(a)                      3,300,789
                Chrysler Financial Corp.
    3,000       6.13%, 12/11/00                        2,998,275
                Citicorp
    1,000       6.5125%, 8/2/00(a)                     1,000,000
                Commercial Credit Group Inc.
    2,500       5.75%, 7/15/00                         2,500,230
                Conseco Finance Vehicle Trust
    2,000       6.6213%, 1/18/00(a)                    2,000,000
                DaimlerChrysler
    8,000       6.3568%, 7/6/00(a)                     7,994,672
                First Chicago Corp.
    9,800       6.13%, 11/17/00(a)                     9,802,317
                First Union Corp.
    2,600       6.60%, 6/15/00                         2,611,074
                Ford Motor Credit Co.
   11,000       6.0375%, 8/18/00(a)                   10,994,399
                Goldman Sachs Group LP
   13,000       6.0025%, 5/15/00(a)
                   (cost $13,000,000; date
                   purchased 6/25/97)(c)              13,000,000
                International Lease Finance Corp.
    3,685       6.625%, 8/15/00                        3,701,752
                Restructured Asset Securities
                   98MM12-3
    6,000       6.5688%, 1/10/00(a)
                   (cost $6,000,000; date
                   purchased 12/23/98)(c)              6,000,000
                Restructured Asset Securities
                   Enhanced 99-25MM-MBS
   $6,000       6.5588%, 1/6/00(a)
                   (cost $6,000,000; date
                   purchased 9/2/99)(c)             $  6,000,000
                Strategic Money Market Trust
                   1998-E
    4,000       6.1813%, 3/15/00(a)                    4,000,000
                Strategic Money Market Trust
                   1999-B
    6,000       6.5613%, 1/18/00(a)                    6,000,000
                U.S. Bancorp
    5,000       6.5325%, 1/20/00(a)                    4,998,230
                                                    ------------
                                                      99,900,438
------------------------------------------------------------
Total Investments--98.6%
                (amortized cost $304,927,548(b))     304,927,548
                Other assets in excess of
                   liabilities--1.4%                   4,310,014
                                                    ------------
                Net Assets--100%                    $309,237,562
                                                    ------------
                                                    ------------

---------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The cost basis for federal income tax purposes is the same as that used for financial statement purposes.
(c) Private placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $25,000,000. The aggregate value ($25,000,000) is approximately 8.1% of net assets.

The industry classification of portfolio holdings shown as a percentage of net assets as of December 31, 1999 was as follows:

Banks                                                   47.4%
Asset-Backed Securities                                 14.8
Business Credit Institutions                             8.2
Motor Vehicle Parts                                      7.0
Bank Holding Companies-Domestic                          6.0
Personal Credit Institutions                             5.5
Security Brokers & Dealers                               5.2
Electric, Industrial                                     2.2
Equipment Rental & Leasing                               1.2
Newspaper Publishing                                     0.9
Beverages                                                0.2
                                                       -----
                                                        98.6
Other assets in excess of liabilities                    1.4
                                                       -----
                                                         100%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities   PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
(Unaudited)                           MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at amortized cost which approximates market value..........................................        $ 304,927,548
Receivable for Series shares sold.......................................................................            4,392,909
Interest receivable.....................................................................................            2,983,268
Prepaid expenses........................................................................................                7,664
                                                                                                              -----------------
   Total assets.........................................................................................          312,311,389
                                                                                                              -----------------
Liabilities
Bank overdraft..........................................................................................              158,801
Payable for Series shares reacquired....................................................................            2,662,932
Management fee payable..................................................................................              128,401
Accrued expenses........................................................................................               81,359
Dividends payable.......................................................................................               42,334
                                                                                                              -----------------
   Total liabilities....................................................................................            3,073,827
                                                                                                              -----------------
Net Assets..............................................................................................        $ 309,237,562
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, $0.001 par value per share.............................................................        $     309,238
   Paid-in capital in excess of par.....................................................................          308,928,324
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 309,237,562
                                                                                                              -----------------
                                                                                                              -----------------
Net asset value, offering price and redemption price per share
   ($309,237,562 / 309,237,562 shares of common stock issued and outstanding; two billion shares
   authorized)..........................................................................................                $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------

                                               Six Months
                                                  Ended
Net Investment Income                       December 31, 1999
Income
   Interest and discount earned..........      $ 9,172,201
                                            -----------------
Expenses
   Management fee........................          832,655
   Transfer agent's fees and expenses....          150,000
   Custodian's fees and expenses.........           38,000
   Reports to shareholders...............           28,000
   Registration fees.....................           25,000
   Audit fee.............................           13,000
   Legal fees............................            8,000
   Directors' fees.......................            6,000
   Insurance expense.....................            2,000
   Miscellaneous.........................              728
                                            -----------------
      Total expenses.....................        1,103,383
                                            -----------------
Net investment income....................        8,068,818
Realized Gain on Investments
Net realized gain on investment
   transactions..........................            1,848
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 8,070,666
                                            -----------------
                                            -----------------


PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                  Six Months
                                     Ended          Year Ended
Increase (Decrease)              December 31,        June 30,
in Net Assets                        1999              1999
Operations
   Net investment income.......  $   8,068,818    $    15,534,970
   Net realized gain on
      investment
      transactions.............          1,848             21,888
                                 -------------    ---------------
   Net increase in net assets
      resulting from
      operations...............      8,070,666         15,556,858
                                 -------------    ---------------
Dividends and distributions
   paid to shareholders (Note
   1)..........................     (8,070,666)       (15,556,858)
                                 -------------    ---------------
Series share transactions
   (at $1 per share)
   Proceeds from shares sold...    723,995,146      1,651,788,988
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      6,886,321         12,820,482
   Cost of shares reacquired...   (742,167,739)    (1,558,565,530)
                                 -------------    ---------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......    (11,286,272)       106,043,940
                                 -------------    ---------------
Total increase (decrease)......    (11,286,272)       106,043,940
Net Assets
Beginning of period............    320,523,834        214,479,894
                                 -------------    ---------------
End of period..................  $ 309,237,562    $   320,523,834
                                 -------------    ---------------
                                 -------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements        PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
(Unaudited)                          MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Special Money Market Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the 'Series'). Investment operations of the Series commenced on January 22, 1990.

The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the discretion of the Board of Trustees.

The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Fund at December 31, 1999 include registration rights under which the Fund may demand registration by the issuer.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Series consists of accrued interest and amortizations of premiums and discounts, plus or minus any gains or losses realized on sales of portfolio securities, and less the estimated expenses of the Series applicable to the dividend period.
Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. The cost of portfolio securities for federal income tax purposes is substantially the same as the cost for financial reporting purposes.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income and short-term capital gains.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), where PIMS acts as the distributor of the shares of the Series and serves the Fund without compensation.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Servicies LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended December 31, 1999, the Series incurred fees of approximately $134,700 for the services of PMFS. As of December 31, 1999, approximately $22,900 of such fees were owed to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to nonaffiliates. At December 31, 1999, PMFS held 607 shares of the Series.
--------------------------------------------------------------------------------
                                       7

                                     PUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Financial Highlights (Unaudited)     MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended                       Year Ended June 30,
                                                                December 31,     -----------------------------------------------
                                                                    1999           1999         1998         1997         1996
                                                                ------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................     $     1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains.................           .024         .047         .050         .049         .051
Dividends and distributions..................................          (.024)       (.047)       (.050)       (.049)       (.051)
                                                                ------------     --------     --------     --------     --------
Net asset value, end of period...............................     $     1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                ------------     --------     --------     --------     --------
                                                                ------------     --------     --------     --------     --------
TOTAL RETURN(a):.............................................           4.74%        4.80%        5.11%        4.96%        5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................     $  309,238     $320,524     $214,480     $261,856     $263,168
Average net assets (000).....................................     $  331,252     $330,135     $239,047     $298,821     $326,849
Ratios to average net assets:
   Expenses..................................................            .66%(b)      .65%         .75%         .71%         .73%
   Net investment income.....................................           4.85%(b)     4.71%        5.05%        4.86%        5.07%
                                                               1995
                                                               --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................  $   1.00
Net investment income and net realized gains.................      .049
Dividends and distributions..................................     (.049)
                                                               --------
Net asset value, end of period...............................  $   1.00
                                                               --------
                                                               --------
TOTAL RETURN(a):.............................................      5.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................  $359,197
Average net assets (000).....................................  $416,899
Ratios to average net assets:
   Expenses..................................................       .70%
   Net investment income.....................................      4.93%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

The Prudential Mutual Fund Family
-------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
 Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund
Target Funds
 Large Capitalization Growth Fund
 Large Capitalization Value Fund
 Small Capitalization Growth Fund
 Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Prudential Global Growth Fund
 Prudential International Value Fund
 Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
Target Funds
 Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
 California Series
 California Income Series

Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

visit our website at www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of December 31, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Printed on Recycled Paper

(LOGO)
Prudential Mutual Funds                       BULK RATE
Gateway Center Three                         U.S. POSTAGE
100 Mulberry Street                              PAID
Newark, NJ  07102-4077                        Permit 6807
(800) 225-1852                               New York, NY

MF141E2    74436K104